                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                                    Date of Report
                          (Date of earliest event reported)
                                     May 5, 1997
                         -----------------------------------


                              REALTY INCOME CORPORATION
             -----------------------------------------------------------
                (Exact name of registrant as specified in its charter)


       Delaware                1-13318                33-0580106
    ---------------          ------------         -------------------
    (State or other          (Commission            (IRS Employer
    jurisdiction of          File Number)         Identification No.)
     incorporation)


                  220 West Crest Street, Escondido, California 92025
             -----------------------------------------------------------
             (Address of principal executive offices, including zip code)


                                    (760) 741-2111
             -----------------------------------------------------------
                 (Registrant's telephone number, including area code)



                                             Exhibit Index Located at Page 4

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ITEM 5.  OTHER EVENTS

    Realty Income Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of $110,000,000 principal amount of 7 3/4% Notes due 2007 under the Company's shelf registration statement on Form S-3 (File No. 33-95374), effective September 15, 1995 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.   Description
-----------   -----------
   1.1        Purchase Agreement, dated May 1, 1997, between Merrill Lynch
              & Co., Donaldson, Lufkin & Jenrette Securities Corporation,
              J.P. Morgan Securities Inc. and Salomon Brothers Inc, as representatives of the underwriters, and the Company
   4.1        Form of Indenture dated as of May 6, 1997 between the
              Company and The Bank of New York
   4.2        Pricing Committee Resolutions and Form of 7 3/4% Note due 2007
   5.1        Opinion of Latham & Watkins
  12.1        Ratio of Earnings to Fixed Charges
  23.1        Consent of KPMG Peat Marwick
  23.2        Consent of Latham & Watkins (contained in the opinion filed as Exhibit 5.1 hereto)




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                                      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REALTY INCOME CORPORATION



Date: May 2, 1997                      By: /s/ MICHAEL R. PFEIFFER
                                           -------------------------------
                                           Michael R. Pfeiffer, Vice President
                                           Secretary and General Counsel





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                                    EXHIBIT INDEX

                                                                Sequentially
Exhibit No.   Description                                       Numbered Page
-----------   -----------                                       -------------

   1.1 Purchase Agreement, dated May 1, 1997, between Merrill Lynch & Co., Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities Inc. and Salomon Brothers Inc, as representatives of the underwriters, and the Company
   4.1 Form of Indenture dated as of May 6, 1997 between the Company and The Bank of New York
   4.2        Pricing Committee Resolutions and
              Form of 7 3/4% Note due 2007
   5.1        Opinion of Latham & Watkins
  12.1        Ratio of Earnings to Fixed Charges
  23.1        Consent of KPMG Peat Marwick LLP
  23.2 Consent of Latham & Watkins (contained in the opinion filed as Exhibit 5.1 hereto)



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